================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                            BLUE RIDGE ENERGY, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                             BLUE RIDGE ENERGY, INC.
                              10777 WESTHEIMER ROAD
                              HOUSTON, TEXAS 77042

                                ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 20, 2003

                                ----------------


     Notice is hereby given that the Annual Meeting of Stockholders of Blue Ridge Energy, Inc. (the "Company") will be held at 10 a.m., Central Daylight Time, on May 20, 2003 at 10777 Westheimer Road, Suite 170, Houston, Texas 77042 for the following purposes:

     (1) To elect six directors to serve a term of one year; and,

     (2) To transact such other business as may properly be brought before the Annual Meeting or any adjournment(s) thereof.

     Information regarding the matters to be acted upon at the Annual Meeting is contained in the Proxy Statement accompanying this Notice. The Annual Meeting may be adjourned from time to time without notice other than the announcement of the adjournment at the Annual Meeting or any adjournment(s) thereof. All business for which notice is hereby given may be transacted at any such adjourned Annual Meeting.

     All stockholders are encouraged to read the accompanying Proxy Statement carefully prior to completion of the enclosed proxy card for further information concerning the proposals that will be presented at the Annual Meeting.

     Only holders of record of outstanding shares of the Company's Common Stock at the close of business on March 31, 2003 are entitled to notice of and to vote at the Annual Meeting or any adjournment(s) thereof. A list of stockholders entitled to vote will be made available. All stockholders are invited to attend the Annual Meeting in person; however, to ensure your representation, whether or not you plan to attend the Annual Meeting, please promptly complete, date, sign and return the enclosed proxy card.



                                        Gregory B. Shea
                                        Corporate Secretary

Houston, Texas
April 29, 2003

                             BLUE RIDGE ENERGY, INC.
                              10777 WESTHEIMER ROAD
                              HOUSTON, TEXAS 77042

                                 PROXY STATEMENT

                               THE ANNUAL MEETING

     This Proxy Statement is furnished to stockholders of Blue Ridge Energy, Inc. (the "Company") in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held at 10 a.m., Central Daylight Time, on May 20, 2003, at 10777 Westheimer Road, Suite 170, Houston, Texas 77042 and at any adjournment(s) thereof (the "Annual Meeting"). Commencing on or about April 29, 2003, this Proxy Statement, the enclosed proxy card and the Company's Annual Report on Form 10-KSB are being mailed to stockholders of record of the Company as of March 31, 2003 (the "Record Date"). The Company will bear the cost of this solicitation which, in addition to mail, may include personal interviews, telephone calls or telegrams by directors, officers and regular employees of the Company and its affiliates.

VOTING

     The stock transfer book will not be closed but only record holders of outstanding shares of the Company's Common Stock, par value $.005 per share (the "Common Stock"), at the close of business on the Record Date, March 31, 2003, are entitled to notice of and to vote at the Annual Meeting. As of such record date, 7,516,094 shares of Common Stock were outstanding and entitled to be voted. The holders of Common Stock are entitled to cast one vote for each share of Common Stock owned of record. Cumulative voting is not permitted with respect to any proposal to be acted upon at the Annual Meeting.

     The presence in person or by proxy of the holders of shares of Common Stock entitled to cast a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum. If a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. Stockholders are urged to sign the accompanying proxy card and return it promptly.

     The accompanying proxy card is designed to permit each stockholder of record at the close of business on the Record Date to vote in the election of directors as described in the Proxy Statement. The proxy card provides a space for a stockholder to vote in favor of or withhold voting for any or all nominees for the Board of Directors or to abstain from voting for any proposal if the stockholder chooses to do so.

     To ensure representation at the Annual Meeting, each holder of outstanding shares of Common Stock entitled to be voted at the Annual Meeting is requested to complete, date, sign and return to the Company the enclosed proxy card, which requires no postage if mailed in the United States. Stockholders are urged to sign the accompanying proxy card and return it promptly. Banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries who are record holders of Common Stock entitled to be voted at the Annual Meeting are requested to forward all proxy cards, this Proxy Statement and the accompanying materials to the beneficial owners of such shares and to seek authority as required to execute proxies with respect to such shares. Upon request, the Company will reimburse such record holders for their reasonable out-of-pocket forwarding expenses. The costs of this solicitation will be borne by the Company, including the costs of preparing, assembling and mailing the enclosed proxy card and this Proxy Statement.

     If properly executed and received by the Company before voting at the Annual Meeting, or any adjournment(s) thereof, any proxy representing shares of Common Stock entitled to be voted at the Annual Meeting that specifies how it is to be voted will be voted accordingly. Shares as to which authority to vote has been withheld with respect to the election of any nominee for director will not be counted as a vote for such nominee and neither an abstention nor a broker nonvote will be counted as a vote for a proposal. Any properly executed proxy received that does not specify how it is to be voted on a proposal for which a specification may be made will be voted FOR such proposal or nominee at the Annual Meeting and any adjournment(s) thereof.

     Each stockholder returning a proxy card to the Company has the right to revoke it at any time before it is voted by submitting a later dated proxy in proper form, by notifying the Secretary of the Company in writing (signed and dated by the stockholder) of such revocation, or by appearing at the Annual Meeting and voting the shares in person.

     When a signed proxy card is returned with choices specified with respect to voting matters, the shares represented will be voted by the Proxy designated on the proxy card in accordance with the stockholder's instructions. The Proxy is Robert D. Burr, Chairman of the Board of the Company. A stockholder wishing to name another person as his or her proxy may do so by crossing out the name of the designated Proxy and inserting the name(s) of such person(s) to act as his or her proxy. In that case, the stockholder must sign the proxy card and deliver it to the person(s) designated as his or her proxy and the person(s) so named must be present and vote at the Annual Meeting. Proxy cards marked to reflect such proxies should not be mailed to the Company.

    PROPOSAL NO. 1 -- TO ELECT SIX DIRECTORS TO SERVE FOR A TERM OF ONE YEAR

     The affirmative vote of the holders of a majority of the combined voting power of all of the issued and outstanding shares of Common Stock voted at the Annual Meeting is required to elect each director.

     In accordance with the Company's Bylaws, the Board of Directors has fixed the number of directors at six. The terms of all current directors, Robert D. Burr, Patrick A. Kelleher, Forrest E. Ebbs, Gregory B. Shea, Harry J. Peters, and Richard M. Hewitt expire in 2003 and their successors will be elected at the Annual Meeting.

     The Board of Directors has nominated Robert D. Burr, Patrick A. Kelleher, Forrest E. Ebbs, Gregory B. Shea, Harry J. Peters, and Richard M. Hewitt for election as directors at the Annual Meeting to serve a term of one year. THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THESE NOMINEES.

     Gregory B. Shea is the son-in-law of Robert D. Burr. Each of the nominees has consented to being named as a nominee and to serve as a director if elected. However, if, for any reason any nominee for director is not a candidate at the election, the enclosed proxy will be voted for the election of a substitute nominee at the discretion of the person or persons voting the enclosed proxy. The Board of Directors has no reason to believe that any nominee named herein will be unable to serve.

     Information regarding the nominees and the directors of the Company as of March 31, 2003 is provided below. If elected, the term of each director would expire in 2004.



Nominees               Age     Company Position or Office                       Director Since
--------               ---     --------------------------                       --------------
Robert D. Burr         57      Chairman of the Board                                 1996
Patrick A. Kelleher    48      Director, President & Chief Executive Officer         2002
Forrest E. Ebbs        52      Director, Chief Financial Officer                     2002
Harry J. Peters        59      Director, Senior Vice President-Acquisitions          2000
Gregory B. Shea        40      Director, Senior Vice President-Operations            1999
Richard M. Hewitt      66      Director                                              2002


     ROBERT D. BURR, age 57, Bowling Green, Kentucky, has been Chairman of the Board of the Company since May 1996. He served as President and Chief Executive Officer from May 1996 until March 1, 2000. Mr. Burr has also been the Chairman of the Board, President and Chief Executive Officer of Blue Ridge Group, Inc. since August 1993. Mr. Burr is a native of Port Arthur, Texas and attended McNeese State College, Lake Charles, Louisiana. He has been active for over 25 years in the oil and gas business with a myriad of companies.

     PATRICK A. KELLEHER, age 48, Houston, Texas, joined the Company on March 1, 2002 as a Director, President and Chief Executive Officer. Mr. Kelleher has over twenty-three years of experience in the oil and gas business predominately in the Gulf Coast region of Texas. Mr. Kelleher has been an independent consulting geologist since January 2000 and he was the co-owner and principal of Pecos Petroleum Company from October 1987 until January 2000. From 1978 until 1987, he functioned as a geologist/geophysicist for Edge Petroleum Corporation, Cockrell Oil Corporation and Exxon Corporation USA. He is a graduate of University of Southern California with a BS in Geological Sciences.

     FORREST E. EBBS, age 52, Rolling Hills Estates, California, joined the Company on March 1, 2002 as a Director, Vice President-Finance and Chief Financial Officer. He is a seasoned professional with senior leadership experience and a talented developer of strategic plans. Mr. Ebbs was an owner and Chief Executive Officer from 1980 until 2001, when he sold his holdings, in the business of Martin Brothers Marcowall, a commercial construction subcontractor. Mr. Ebbs is a graduate of San Diego State University and has an MBA from Pepperdine University.

     HARRY J. PETERS, age 59, Bowling Green, Kentucky, has been Senior Vice President, Acquisitions since August 2000. Mr. Peters served the Company as Senior Vice President-Sales and Marketing from April 2000 to July 2000 and has served as a director since April 2000. A native of New York, he has over 30 years of experience in sales and marketing, both domestic and international. Over the years, he has developed close working relationships with investment bankers, institutional investors and securities dealers while directing market financing of reserve purchases, and raising drilling risk capital and venture capital for wells in Texas, Kentucky, Oklahoma, Louisiana, Colorado, West Virginia and Utah. Mr. Peters has been a director and Senior Vice President-Sales and Marketing of Blue Ridge Group, Inc. since April of 1999. He is a graduate of St. Michaels College in Sante Fe, New Mexico.

     GREGORY B. SHEA, age 40, Bowling Green, Kentucky, has been a director and Senior Vice President-Operations of the Company since August 1999. Since that time, Mr. Shea has managed Blue Ridge Group, Inc.'s Kentucky drilling and field operations. Mr. Shea has been President of Blue Ridge Builders, Inc., a residential and commercial builder in Bowling Green, Kentucky and a majority-owned subsidiary of Blue Ridge Group, Inc. since November 1994. He was elected a director of Blue Ridge Group, Inc. in February 1995. Between 1981 and 1986, he attended North Texas State University. Mr. Shea is a son-in-law of Mr. Burr.

     RICHARD M. HEWITT, age 66, Trophy Club, Texas, is an attorney with a private practice focusing on securities matters and advising small publicly owned companies in dealing with agencies such as the SEC, Federal Trade Commission, and various state securities regulatory entities. He has been in private practice in the Dallas-Fort Worth area for the last twenty (20) years, first with Glast Allen & Miller (1981-1987), then Hewitt & Jerome (1987-1992), and then as Richard M. Hewitt, P.C. He is a graduate of Grinnell College, and holds a LLB degree from Southern Methodist University, College of Law, Dallas, Texas.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms filed by them.

     Based solely upon a review of the copies of such forms furnished to the Company or written representations that no other reports were required, the Company believes that during the 2002 fiscal year, all filing requirements applicable to its officers, directors and greater than 10% stockholders have been complied with.

                             EXECUTIVE COMPENSATION

     The following compensation was paid directly to the executive officers of the Company during the years ended December 31, 2002, 2001 and 2000:


                                            Annual Compensation                  Long-Term Compensation
                                    --------------------------------     -------------------------------------
                                                                         Restricted     Securities
    Name and Principal                                  Other Annual       Stock        Underlying      LTIP        All Other
       Position          Year       Salary    Bonus     Compensation       Awards      Options/SARs    Payouts    Compensation
    ------------------   ----       ------    -----     ------------       ------      ------------    -------    ------------
Patrick A. Kelleher(1)   2002     $150,000       $0        $14,000          $0           20,000         $0            $0
President and            2001           $0       $0             $0          $0                0         $0            $0
CEO                      2000           $0       $0             $0          $0                0         $0            $0
Edward L. Stillie(1)     2002     $120,000  $28,265             $0          $0               $0         $0            $0
President and            2001     $180,000  $37,172             $0          $0               $0         $0            $0
CEO                      2000     $155,000       $0             $0          $0               $0         $0            $0

(1) Mr. Stillie resigned as President and CEO in March 2002 and Mr. Kelleher became President and CEO in March 2002 (See Executive Employment Agreements)

None of the other senior executives received salaries from the Company, but were self employed or employed by Blue Ridge Group, Inc. ("BR Group"). See "Certain Relationships and Related Transactions".


           SECURITIES OWNERSHIP OF 5% BENEFICIAL OWNERS AND MANAGEMENT

     The table below sets forth each stockholder who is known to the Company to be the beneficial owner of more than 5% of the Common Stock of the Company at March 31, 2003.



                                   Name and Address of            Amount and Nature of
        Title of Class               Beneficial Owner             Beneficial Ownership       Percent of Class
        --------------             -------------------            --------------------       ----------------
Indirect Ownership:

Common Stock                    Robert D. Burr
                                632 Adams Street, Suite 710            7,643,316 (1)                64.1%
                                Bowling Green, KY 42101

Direct Ownership:

Common Stock                    Blue Ridge Group, Inc.
                                632 Adams Street, Suite 710            7,474,466 (2)                62.7%
                                Bowling Green, KY 42101


(1) By virtue of his position as Chairman of the Board of Blue Ridge Group, Inc., Mr. Burr may be deemed to beneficially own the 7,474,666 shares of the Company's Common Stock beneficially owned by Blue Ridge Group, Inc. Mr. Burr disclaims beneficial ownership of these shares except to the extent described in the following sentence. Mr. Burr beneficially owns approximately 26.8% of the outstanding shares of Blue Ridge Group, Inc., which beneficially owns approximately 62.7% of the Company. Mr. Burr also holds vested options for 168,750 shares.

(2) Blue Ridge Group, Inc.'s beneficial ownership is attributable to its direct ownership of 4,141,233 shares of the Company's Common Stock and 250,000 shares of the Company's Series E Preferred Stock. The 250,000 shares of Preferred Stock will convert into 3,333,333 shares of Common Stock thereby bringing BR Groups total beneficial ownership to 7,474,466 shares of Common Stock.

     The table below sets forth the beneficial ownership of the Company's Common Stock by each executive officer, director and director nominee of the Company as of March 31, 2003.



                               Name of Beneficial           Amount and Nature of
Title of Class                 Owner                        Beneficial Ownership(1)     Percent of Class
--------------                 --------------------         -----------------------     ----------------
Common Stock                   Robert D. Burr (2)                7,643,316                   64.1%
Common Stock                   Patrick A. Kelleher                  20,000                    0.0%
Common Stock                   Harry Peters                        566,375                    4.8%
Common Stock                   Gregory B. Shea                     566,375                    4.8%
Common Stock                   Forrest E. Ebbs                         -0-                    0.0%
Common Stock                   Richard M. Hewitt                       -0-                    0.0%
Common Stock                   All directors, nominees           8,776,066                   73.6%
                               and officers as a group
                               (6 persons)

(1) Beneficial ownership includes vested options for the following shares: Mr. Burr - 168,750; Mr. Kelleher - 20,000; Mr. Peters - 112,500; and Mr. Shea - 112,500. Beneficial ownership of all directors and officers reflects the 7,474,466 shares beneficially held by Blue Ridge Group, Inc. (without attributing such shares to more than one person) plus the vested options for 413,750 shares held by the directors and officers.

(2) By virtue of his position as Chairman of the Board of Blue Ridge Group, Inc., Mr. Burr may be deemed to beneficially own the 7,474,466 shares of the Company's Common Stock beneficially owned by Blue Ridge Group, Inc. Mr. Burr disclaims beneficial ownership of these shares except to the extent described in the following sentence. Mr. Burr beneficially owns approximately 26.8% of the outstanding shares of Blue Ridge Group, Inc., which beneficially owns approximately 62.7% of the Company. Mr. Burr also holds vested options for 168,750 shares.

STOCK OPTIONS

     On August 8, 2001, the Shareholders of the Company approved the Blue Ridge Energy Stock Option Plan (the Plan) which allows for the granting of stock options to eligible employees and directors. The Company accounts for the Plan in accordance with Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees permitted by SFAS No. 123, Accounting for Stock-Based Compensation. Accordingly, the Company has not recognized compensation expense for stock options granted.

The stock option plan originally authorized the issuance to officers, directors, and key employees of up to 1,000,000 options to purchase shares of common stock at the fair value of the common stock on the date of grant. Pursuant to the terms of the Plan the number of options available increased to 1,144,850 as of December 31, 2002. These options generally become exercisable 33% annually beginning on the date of grant and expire not later than ten years from the date of grant.

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information concerning options/SARs granted during 2002 to the named executives:


                                        INDIVIDUAL GRANTS
----------------------------------------------------------------------------------------------------
                           NUMBER OF SECURITIES    % OF TOTAL OPTIONS/SARS  EXERCISE OF
                               UNDERLYING            GRANTED TO EMPLOYEES   BASE PRICE    EXPIRATION
    NAME                   OPTIONS/SARS GRANTED         IN FISCAL YEAR      ($/SHARE)        DATE
  --------                 ---------------------   -----------------------  -----------   ----------
Robert D. Burr                   281,250                   33.34%             $0.40       04/25/2012
James T. Cook, Jr.**             187,500                   22.22%             $0.40       04/25/2012
Gregory B. Shea                  187,500                   22.22%             $0.40       04/25/2012
Harry J. Peters                  187,500                   22.22%             $0.40       04/25/2012


**Mr.Cook resigned as a director and officer of the Company in May, 2002, but has retained his options due to the continued employment of his services by the Company.

               AGGREGATE OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
                  AND FISCAL YEAR-ENDED 2002 OPTION/SAR VALUES

The following table summarizes options and SARs exercised during 2002 and presents the value of unexercised options and SARs held by directors and officers set forth below at fiscal year-end:



                                                             NUMBER OF SECURITIES UNDERLYING   VALUE OF UNEXERCISED IN-
                                                                UNEXERCISED OPTIONS/SARS       THE-MONEY OPTIONS/SARS
                            SHARES                                AT FISCAL YEAR-END (#)        AT FISCAL YEAR-END (S)
                           ACQUIRED      VALUE REALIZED               EXERCISABLE (E)/            EXERCISABLE (E)/
       NAME              ON EXERCISE          ($)                    UNEXERCISABLE (U)           UNEXERCISABLE (U)
       ----              -----------     --------------      -------------------------------   ------------------------
Edward L. Stillie *           0                0                             0 E                        0
                                                                             0 U                        0
Robert D. Burr                0                0                       143,750 E                        0
                                                                       212,500 U                        0
James T. Cook, Jr.            0                0                        95,833 E                        0
                                                                       141,667 U                        0
Gregory B. Shea               0                0                        95,833 E                        0
                                                                       141,667 U                        0
Harry J. Peters               0                0                        95,833 E                        0
                                                                       141,667 U                        0
Russell L. Vera *             0                0                             0 E                        0
                                                                             0 U                        0


* Mr. Stillie and Mr. Vera resigned as directors and officers of the Company in March and April, 2002, respectively and have forfeited their options.

**Mr.Cook resigned as a director and officer of the Company in May, 2002, but has retained his options due to the continued employment of his services by the Company.

                      BOARD MEETINGS AND BOARD COMPENSATION

     During the year ended December 31, 2002, the Board of Directors of the Company met on eight occasions, either in person or telephonically. The Company does not have any director committees such as an audit committee or compensation committee. Each of the Company's directors attended at least 75% of the meetings of the Board of Directors held in 2002.

REPORT OF THE AUDIT COMMITTEE

     The entire Board of Directors performs the duties of an Audit Committee and oversees the Company's financial reporting process. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Board of Directors reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of Significant Judgments, and the clarity of disclosures in the financial statements.

     The Board of Directors reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Board of Directors has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors' independence.

     The Board of Directors discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Board of Directors meet with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     In reliance on the reviews and discussions referred to above, the Board of Directors has approved the audited financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission. The Board of Directors has also approved the selection of the Company's independent auditors.

Robert D. Burr, Chairman of the Board of Directors
Patrick A. Kelleher, Director
Gregory B. Shea, Director
Harry J. Peters, Director
Forrest E. Ebbs, Director
Richard M. Hewitt, Director

March 19, 2003

     During 2002, none of the directors received compensation for their services as directors of the Company.

                     EXECUTIVE OFFICER EMPLOYMENT AGREEMENTS

On March 1, 2002, the Company entered into a five-year employment agreement with Mr. Kelleher, its President and Chief Executive Officer. Mr. Kelleher's primary duties are to: (1) develop top quality oil and gas prospects; and (2) serve in a management capacity for the Company. The agreement provides for an annual salary of 180,000, such additional compensation as the Board of Directors deems appropriate and a stock option plan to award Mr. Kelleher up to 20,000 shares of the Company's Common Stock, per year, at $0.47 per share. Mr. Kelleher will receive a 2% Carried Working Interest on all new oil and gas prospects developed by him for The Company and he will receive a 0.5% Carried Working Interest on all oil and gas prospects developed from the seismic acquisition completed in 2002.

     The agreement may be terminated by either party upon 60 days written notice. Such termination by the Company will require the affirmative vote of a majority of the members of the Board of Directors then in office who have been or will have been directors for the two year period ending on the date of the meeting or written consent to take such action is first provided.

     On March 1, 2002, Mr. Stillie resigned as President and CEO of the Company. Mr. Stillie received $90,000 in severance pay and purchased several Kentucky oil and gas properties at cost inasmuch as the Company was shifting its focus to the Texas Gulf Coast region. The Company was compensated for these transactions by the assumption of $146,000 in debt and the payment of $641,750 cash.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

STOCK TRANSACTIONS

In March, 2002, BR Group committed to extending the Company a $1,500,000 line of credit to facilitate the purchase of an interest in 48,000 miles of seismic data in the Texas Gulf Coast area. This line of credit had a term of one year, bore interest at 9% per annum on all unpaid balances and was secured by all of the Company's interests in the seismic data and any oil and gas properties acquired through the implementation of this data. As of September 30, 2002 approximately $1,500,000 had been advanced by BR Group to the Company under this arrangement. This balance was paid in full on September 30, 2002 via the sale of 150,000 shares of The Company's Series E Preferred Stock to BR Group for $1,500,000 and BR Group committed to the purchase of an additional 100,000 shares for $1,000,000 to be paid in four quarterly installments.

CONTRACTUAL AGREEMENTS

     BR Group provides various management, administrative, accounting and geological services for The Company at a rate of $20,750 per month, which has been determined on a proportional basis because specific identification of expenses is not practical. The Company believes that this cost allocation method of expenses is reasonable and that this management fee represents the fair market value of the services rendered.

     The Company contracted with BR Group to manage and operate the two drilling rigs it purchased in 1999. BR Group collected all drilling revenues and paid all expenses related to the drilling operations and accounted to The Company on a periodic basis for the net profits from operations for the two rigs owned by the Company. The Company discontinued the operation of the drilling rigs during 2002.

     The Company receives advances from its sponsored limited partnerships for turnkey drilling and completion services prior to completing such activities. These amounts are recorded as drilling advances and reflected as current liabilities until such drilling and completion activities have been completed and such amounts have been earned as income. As of December 31, 2002 and 2001, drilling advances received related to future obligations to be completed were $0 and $1,469,811, respectively.

     During 2002 and 2001, the Company had no significant customers or suppliers, other than its major stockholder, Blue Ridge Group, Inc., the loss of which could individually have a significant adverse effect on the Company's operations.

     Management believes that the contracts or transactions that the Company entered into with Blue Ridge Group, Inc. were on terms that were no more favorable to Blue Ridge Group, Inc. than those that could have been obtained from unaffiliated parties.

                              INDEPENDENT AUDITORS

     Ernst and Young, LLP ("EY") is engaged as the Company's independent public accountants to audit its financial statements. EY has audited the financial statements of the Company for 2002 and 2001. Stockholder ratification of the appointment of auditors is not required. It is not anticipated that EY will be represented at the Annual Meeting.

AUDIT FEES

     Ernst and Young, LLP billed the Company $80,300 and $85,600, respectively for the fiscal year ended December 31, 2002 and 2001 audits. Ernst and Young, LLP also billed the Company $20,000 during 2002 for review of quarterly 10Q filings, $6,000 for the audit of two of the Company's partnerships and $5,000 for receiving the Company's private placement memorandum for Series E Preferred Stock and Common Stock Warrants.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     Ernst & Young, LLP billed the Company $-0- related to financial systems design and implementation for the fiscal years ended December 31, 2002 and 2001.

ALL OTHER FEES

     Ernst and Young billed the Company $10,000 for the preparation of the Company's 2001 federal and state income tax filings. The Board of Directors has considered the provision of the services described above by Ernst and Young, LLP and considers the provision of these services consistent with maintaining their independence.

                              STOCKHOLDER PROPOSALS

     Any proposal that a stockholder of the Company intends to present at the 2004 Annual Meeting of Stockholders must be received by the Secretary of the Company at the Company's offices at 10777 Westheimer Road, Suite 170, Houston, Texas 77042, by December 31, 2003 in order to be considered by the Board of Directors for inclusion in the proxy solicitation materials for the 2004 Annual Meeting.

                                  ANNUAL REPORT

     Please refer to the Company's enclosed 2002 Annual Report on Form 10-KSB for financial statements, other financial information, and management's discussion and analysis of the financial condition and results of operations of the Company.

                                  OTHER MATTERS

     We know of no other business other than the matters discussed in this proxy statement that will be presented for action before the Annual Meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS
                                        BLUE RIDGE ENERGY, INC.




                                        GREGORY B. SHEA
                                        CORPORATE SECRETARY

Houston Texas
April 29, 2003

                             BLUE RIDGE ENERGY, INC.

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
                          Annual Meeting to be held on
                         May 20, 2003 at 10:00 a.m. CDT

For stockholders as of                                             Control No.
       3/31/03                                                     ___________

The undersigned appoints Robert D. Burr as proxy to attend the Annual Meeting of Stockholders of the Company set forth above and to vote as specified in this proxy all shares of Common Stock of the company held of record by the undersigned on March 31, 2003.

This proxy, when properly executed, will be voted in the manner specified herein by the undersigned stockholder. If no directions are indicated, this proxy will be voted for Proposals 1 and 2.

PROPOSALS

1.  ELECTION OF DIRECTORS
    ---------------------

     1.  Robert D. Burr            4.  Harry J. Peters
     2.  Patrick A. Kelleher       5.  Gregory B. Shea
     3.  Forrest E. Ebbs           6.  Richard M. Hewitt


2. IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


The Board of Directors recommends a vote for Proposals 1 and 2.


                            BLUE RIDGE ENERGY, INC.

                          Annual Meeting to be held on
                         May 20, 2003 at 10:00 a.m. CDT

1.  Directors
    ---------
         (Mark "X" for only one box)

       [ ]   For all Nominees
       [ ]   Withhold all Nominees
       [ ]   Withhold authority to vote for any individual Nominee.
             Write number(s) of Nominees below:

Use numbers only ____________________

2.  Authorization for proxy to vote other business
    ----------------------------------------------

       [ ]  For      [ ]  Against     [ ]  Abstain


------------------------------                ----------
Signature                                     Date

Blue Ridge Energy, Inc.
632 Adams Street, Suite 710
Bowling Green, Kentucky 42101

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